Exhibit 99.1

NEWS RELEASE
FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION, CONTACT:
April 24, 2018	David D. Brown
(276) 326-9000

First Community Bancshares, Inc. Announces Record First Quarter 2018 Results

and Quarterly Dividend

Bluefield, Virginia – First Community Bancshares, Inc. (NASDAQ: FCBC) (www.firstcommunitybank.com) (the “Company”) today reported its unaudited results of operations and other financial information for the quarter ended March 31, 2018. The Company reported net income of $8.87 million, or $0.52 per diluted common share for the quarter ended March 31, 2018, which represents a 44.44% increase in per share diluted earnings compared to the same quarter of 2017.

The Company also announced today that the Board of Directors declared a quarterly cash dividend to common shareholders of eighteen cents ($0.18) per common share. The quarterly dividend is payable to common shareholders of record on May 4, 2018, and is expected to be paid on or about May 18, 2018. The current year marks the 33rd consecutive year of regular cash dividends paid to shareholders.

First Quarter 2018 Highlights

●	Income Statement
o	Pre-tax income increased $2.18 million, or 23.54%, to $11.44 million compared to the same quarter of 2017.
o	Net income increased $2.67 million, or 42.99%, to $8.87 million compared to the same quarter of 2017.
o	Diluted earnings per share increased $0.16, or 44.44%, to $0.52 compared to the same quarter of 2017.
o	The non-GAAP efficiency ratio improved to 58.29% compared to 61.35% in the same quarter of 2017.
o	Net interest margin increased 21 basis points to 4.38%, and normalized net interest margin increased 8 basis points to 4.03% compared to the same quarter of 2017.

●	Balance Sheet
o	The Company repurchased 187,300 common shares during the quarter for $5.41 million compared to 6,800 shares during the same quarter of 2017.
o	The Company and its subsidiary bank both significantly exceed regulatory “well capitalized” targets as of March 31, 2018.

●	Other
o

The Company paid a one-time special cash dividend to common shareholders of $0.48 per common share on March 23, 2018. The special dividend was in addition to the regular cash dividend of $0.18 per common share paid on February 16, 2018.

Non-GAAP Financial Measures

The Company prepares its financial statements in accordance with GAAP. This press release also refers to certain non-GAAP financial measures that the Company believes provide investors with important information, when used in conjunction with results presented in accordance with GAAP, regarding its operational performance. The Company’s non-GAAP financial measures presented in this release include core earnings, the efficiency ratio, tangible book value per common share, average tangible common equity, and normalized net interest margin. Management believes that core earnings provide the Company and investors a valuable tool to evaluate the Company’s financial results. Management believes that the efficiency ratio provides important information about the Company’s operating expense control and efficiency of operations. Management also believes this ratio focuses attention on the core operating performance of the Company over time and is highly useful in comparing period-to-period operating performance of core business operations. The efficiency ratio used by the Company may not be comparable to efficiency ratios reported by other financial institutions. The reconciliations of these measures to GAAP measures are provided within this news release.

About First Community Bancshares, Inc.

First Community Bancshares, Inc., a financial holding company headquartered in Bluefield, Virginia, provides banking products and services through its wholly owned subsidiary First Community Bank. First Community Bank operated 44 branch banking locations in Virginia, West Virginia, North Carolina, and Tennessee as of March 31, 2018. First Community Bank provides insurance services through First Community Insurance Services, which operates in-branch locations in Virginia and West Virginia and offers wealth management and investment advice through its Trust Division and First Community Wealth Management, which collectively managed $945 million in combined assets as of March 31, 2018. The Company reported consolidated assets of $2.43 billion as of March 31, 2018. The Company’s common stock is listed on the NASDAQ Global Select Market under the trading symbol, “FCBC”. Additional investor information is available on the Company’s website at www.firstcommunitybank.com.

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports including, but not limited to, the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Financial Performance

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(Amounts in thousands, except share and per share data)	2018	2017	2017	2017	2017
Interest income
Interest and fees on loans	$22,755	$22,314	$22,694	$22,914	$21,827
Interest on securities	1,104	1,095	1,080	1,170	1,206
Interest on deposits in banks	471	353	275	221	159
Total interest income	24,330	23,762	24,049	24,305	23,192
Interest expense
Interest on deposits	1,251	1,313	1,275	1,233	1,166
Interest on borrowings	700	716	724	778	885
Total interest expense	1,951	2,029	1,999	2,011	2,051
Net interest income	22,379	21,733	22,050	22,294	21,141
Provision for loan losses	495	615	730	934	492
Net interest income after provision	21,884	21,118	21,320	21,360	20,649
Total noninterest income	7,096	7,947	7,135	5,475	5,691
Total noninterest expense	17,544	17,132	16,909	17,458	17,083
Income before income taxes	11,436	11,933	11,546	9,377	9,257
Income tax expense	2,568	10,720	3,894	2,959	3,055
Net income	$8,868	$1,213	$7,652	$6,418	$6,202

Earnings per common share
Basic	$0.52	$0.07	$0.45	$0.38	$0.36
Diluted	0.52	0.07	0.45	0.38	0.36
Cash dividends per common share	0.66	0.18	0.16	0.16	0.16
Weighted average shares outstanding
Basic	16,955,758	16,992,519	17,005,654	17,012,189	16,998,125
Diluted	17,047,638	17,083,949	17,082,729	17,082,832	17,072,174
Performance ratios
Return on average assets	1.52%	0.20%	1.29%	1.08%	1.06%
Return on average common equity	10.30%	1.35%	8.61%	7.41%	7.35%
Return on average tangible common equity(1)	14.53%	1.89%	12.13%	10.51%	10.50%

(1)	A non-GAAP financial measure defined as average stockholders’ equity less average goodwill and other intangibles

RECONCILIATION OF GAAP NET INCOME TO CORE EARNINGS (Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2018	2017	2017	2017	2017
(Amounts in thousands, except per share data)
Net income, GAAP	$8,868	$1,213	$7,652	$6,418	$6,202
Non-GAAP adjustments:
Net loss on sale of securities	-	4	-	657	-
Deferred tax asset revaluation	-	6,552	-	-	-
Other non-core items	(130)	(140)	34	(174)	(18)
Total adjustments to core earnings	(130)	6,416	34	483	(18)
Tax effect	(24)	(50)	12	345	(7)
Core earnings, non-GAAP(1)	$8,762	$7,679	$7,674	$6,556	$6,191

Core diluted earnings per common share	$0.51	$0.45	$0.45	$0.38	$0.36
Performance ratios
Core return on average assets	1.50%	1.28%	1.29%	1.11%	1.06%
Core return on average common equity	10.17%	8.56%	8.63%	7.57%	7.33%
Core return on average tangible common equity(2)	14.36%	11.99%	12.16%	10.74%	10.48%

(1)	Excludes gains, losses, and impairment losses on securities; goodwill and intangible impairment; taxes; and other non-recurring income and expense items from net income
(2)	A non-GAAP financial measure defined as average stockholders’ equity less average goodwill and other intangibles

Net Interest Income and Margin

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Three Months Ended March 31,
	2018			2017
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)	$1,805,839	$22,827	5.13%	$1,838,837	$21,895	4.83%
Securities available for sale	165,103	1,384	3.40%	161,738	1,483	3.72%
Securities held to maturity	25,132	105	1.69%	47,112	152	1.31%
Interest-bearing deposits	117,953	471	1.62%	55,754	159	1.16%
Total earning assets	2,114,027	24,787	4.76%	2,103,441	23,689	4.57%
Other assets	252,284			270,597
Total assets	$2,366,311			$2,374,038

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$462,741	$63	0.06%	$381,050	$54	0.06%
Savings deposits	518,560	82	0.06%	525,573	84	0.06%
Time deposits	493,545	1,106	0.91%	515,506	1,028	0.81%
Total interest-bearing deposits	1,474,846	1,251	0.34%	1,422,129	1,166	0.33%
Borrowings
Retail repurchase agreements	4,444	1	0.09%	66,947	11	0.07%
Wholesale repurchase agreements	25,000	199	3.23%	25,000	199	3.23%
FHLB advances and other borrowings	50,000	500	4.06%	66,618	675	4.11%
Total borrowings	79,444	700	3.57%	158,565	885	2.26%
Total interest-bearing liabilities	1,554,290	1,951	0.51%	1,580,694	2,051	0.53%
Noninterest-bearing demand deposits	432,606			425,540
Other liabilities	30,142			25,477
Total liabilities	2,017,038			2,031,711
Stockholders' equity	349,273			342,327
Total liabilities and stockholders' equity	$2,366,311			$2,374,038
Net interest income, FTE		$22,836			$21,638
Net interest rate spread			4.25%			4.04%
Net interest margin			4.38%			4.17%

(1)	Fully taxable equivalent ("FTE") basis based on the federal statutory rate of 21% for periods after January 1, 2018, and 35% for periods prior to January 1, 2018
(2)	Nonaccrual loans are included in average balances; however, no related interest income is recorded during the period of nonaccrual.

RECONCILIATION OF GAAP NET INTEREST MARGIN TO NON-GAAP NORMALIZED NET INTEREST MARGIN (Unaudited)

	Three Months Ended March 31,
	2018		2017
(Amounts in thousands)	Interest(1)	Average Yield/ Rate(1)	Interest(1)	Average Yield/ Rate(1)
Earning assets
Loans(2)	$22,827	5.13%	$21,895	4.83%
Accretion income	2,324		1,784
Less: cash accretion income	479		650
Non-cash accretion income	1,845		1,134
Loans, normalized(3)	20,982	4.71%	20,761	4.58%
Other earning assets	1,960	2.58%	1,794	2.75%
Total earning assets	22,942	4.40%	22,555	4.35%
Total interest-bearing liabilities	1,951	0.51%	2,051	0.53%
Net interest income, FTE(3)	$20,991		$20,504
Net interest rate spread, normalized(3)		3.89%		3.82%
Net interest margin, normalized(3)		4.03%		3.95%

(1)	FTE basis based on the federal statutory rate of 21% for periods after January 1, 2018, and 35% for periods prior to January 1, 2018
(2)	Nonaccrual loans are included in average balances; however, no related interest income is recorded during the period of nonaccrual.
(3)	Normalized totals are non-GAAP financial measures that exclude non-cash loan interest accretion related to PCI loans.

Noninterest Income and Expense

CONDENSED QUARTERLY STATEMENTS OF INCOME (Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(Amounts in thousands)	2018	2017	2017	2017	2017
Noninterest income
Wealth management	$794	$811	$758	$791	$790
Service charges on deposits	3,468	3,725	3,605	3,360	3,113
Other service charges and fees	2,285	2,237	2,141	2,168	2,078
Insurance commissions	329	343	306	325	373
Net loss on sale of securities	-	(4)	-	(657)	-
Net FDIC indemnification asset amortization	(382)	(331)	(268)	(1,586)	(1,332)
Other operating income	602	1,166	593	1,074	669
Total noninterest income	7,096	7,947	7,135	5,475	5,691
Noninterest expense
Salaries and employee benefits	9,441	9,003	9,001	9,022	9,020
Occupancy expense	1,250	1,104	1,082	1,341	1,248
Furniture and equipment expense	1,046	1,114	1,133	1,087	1,091
Service fees	828	703	705	1,095	845
Interchange expense	593	577	555	561	517
Advertising and public relations	522	506	551	544	605
Professional fees	307	589	339	817	822
Amortization of intangibles	261	266	266	263	261
FDIC premiums and assessments	211	212	227	227	244
Other operating expense	3,085	3,058	3,050	2,501	2,430
Total noninterest expense	17,544	17,132	16,909	17,458	17,083

Efficiency Ratio

EFFICIENCY RATIO CALCULATION (Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2018	2017	2017	2017	2017
(Amounts in thousands)
Noninterest expense, GAAP	$17,544	$17,132	$16,909	$17,458	$17,083
Non-GAAP adjustments
OREO expense and net loss	(171)	(14)	(647)	(213)	(328)
Other non-core items	-	-	(64)	(327)	-
Adjusted noninterest expense	17,373	17,118	16,198	16,918	16,755

Net interest income, GAAP	22,379	21,733	22,050	22,294	21,141
Noninterest income, GAAP	7,096	7,947	7,135	5,475	5,691
Non-GAAP adjustments
Tax equivalency adjustment	457	466	470	481	497
Net loss on sale of securities	-	4	-	657	-
Other non-core items	(130)	(140)	(30)	(501)	(18)
Adjusted net interest and noninterest income	29,802	30,010	29,625	28,406	27,311

Non-GAAP efficiency ratio(1)	58.29%	57.04%	54.68%	59.56%	61.35%
GAAP efficiency ratio	59.52%	57.72%	57.94%	62.87%	63.67%

(1)	A non-GAAP financial measure computed by dividing adjusted noninterest expense by the sum of tax equivalent net interest income and adjusted noninterest income

Balance Sheet and Capital

CONDENSED CONSOLIDATED QUARTERLY BALANCE SHEETS (Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(Amounts in thousands, except per share data)	2018	2017	2017	2017	2017
Assets
Total cash and cash equivalents	$205,140	$157,951	$105,119	$106,799	$152,851
Securities available for sale	164,192	165,580	174,424	157,854	158,685
Securities held to maturity	25,115	25,149	25,182	25,216	47,092
Loans held for investment, net of unearned income
Non-covered	1,767,703	1,789,236	1,806,434	1,796,263	1,784,371
Covered	25,406	27,948	31,287	45,845	51,412
Less allowance for loan losses	(19,500)	(19,276)	(19,206)	(18,886)	(18,458)
Loans held for investment, net	1,773,609	1,797,908	1,818,515	1,823,222	1,817,325
FDIC indemnification asset	6,884	7,161	7,465	8,159	9,931
Premises and equipment, net	46,415	48,126	48,949	49,598	50,057
Other real estate owned, non-covered	4,620	2,409	3,543	3,914	4,477
Other real estate owned, covered	70	105	54	124	241
Interest receivable	5,155	5,778	5,156	5,072	5,059
Goodwill	95,779	95,779	95,779	95,779	95,779
Other intangible assets	5,891	6,151	6,417	6,683	6,947
Other assets	95,437	76,363	84,177	84,183	82,069
Total assets	$2,428,307	$2,388,460	$2,374,780	$2,366,603	$2,430,513

Liabilities
Deposits
Noninterest-bearing	$460,478	$454,143	$452,940	$443,800	$467,677
Interest-bearing	1,520,141	1,475,748	1,410,880	1,413,574	1,438,917
Total deposits	1,980,619	1,929,891	1,863,820	1,857,374	1,906,594
Securities sold under agreements to repurchase	29,115	30,086	83,783	86,011	90,653
FHLB borrowings	50,000	50,000	50,000	50,000	65,000
Other borrowings	-	-	-	-	244
Interest, taxes, and other liabilities	26,536	27,769	24,540	24,443	24,618
Total liabilities	2,086,270	2,037,746	2,022,143	2,017,828	2,087,109

Stockholders' equity
Common stock	21,382	21,382	21,382	21,382	21,382
Additional paid-in capital	228,774	228,750	228,510	228,326	228,176
Retained earnings	178,227	180,543	182,145	177,556	173,860
Treasury stock, at cost	(83,865)	(79,121)	(79,333)	(78,488)	(78,533)
Accumulated other comprehensive loss	(2,481)	(840)	(67)	(1)	(1,481)
Total stockholders' equity	342,037	350,714	352,637	348,775	343,404
Total liabilities and stockholders' equity	$2,428,307	$2,388,460	$2,374,780	$2,366,603	$2,430,513

Shares outstanding at period-end	16,847,452	16,998,226	16,986,502	17,017,071	17,013,185
Book value per common share	$20.30	$20.63	$20.76	$20.50	$20.18
Tangible book value per common share(1)	14.27	14.64	14.74	14.47	14.15

(1)	A non-GAAP financial measure defined as stockholders’ equity less goodwill and other intangibles, divided by common shares outstanding

Asset Quality

SELECTED CREDIT QUALITY INFORMATION (Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(Amounts in thousands)	2018	2017	2017	2017	2017
Allowance for Loan Losses
Beginning balance	$19,276	$19,206	$18,886	$18,458	$17,948
Provision for loan losses charged to operations	495	615	730	934	492
Charge-offs	(698)	(967)	(717)	(902)	(357)
Recoveries	427	422	307	396	375
Net (charge-offs) recoveries	(271)	(545)	(410)	(506)	18
Ending balance	$19,500	$19,276	$19,206	$18,886	$18,458

Nonperforming Assets
Non-covered nonperforming assets
Nonaccrual loans	$21,650	$18,997	$18,942	$20,146	$18,537
Accruing loans past due 90 days or more	27	1	-	-	20
Troubled debt restructurings ("TDRs")(1)	77	120	141	100	-
Total non-covered nonperforming loans	21,754	19,118	19,083	20,246	18,557
OREO	4,620	2,409	3,543	3,914	4,477
Total non-covered nonperforming assets	$26,374	$21,527	$22,626	$24,160	$23,034

Covered nonperforming assets
Nonaccrual loans	$596	$342	$420	$446	$918
Total covered nonperforming loans	596	342	420	446	918
OREO	70	105	54	124	241
Total covered nonperforming assets	$666	$447	$474	$570	$1,159

Additional Information
Performing TDRs(2)	$7,220	$7,614	$8,101	$8,485	$8,593
Total TDRs(3)	7,297	7,734	8,242	8,585	8,593

Non-covered ratios
Nonperforming loans to total loans	1.23%	1.07%	1.06%	1.13%	1.04%
Nonperforming assets to total assets	1.10%	0.91%	0.97%	1.04%	0.97%
Non-PCI allowance to nonperforming loans	89.64%	100.83%	100.64%	93.24%	99.40%
Non-PCI allowance to total loans	1.10%	1.08%	1.06%	1.05%	1.03%
Annualized net charge-offs to average loans	0.06%	0.12%	0.09%	0.11%	0.00%

Total ratios
Nonperforming loans to total loans	1.25%	1.07%	1.06%	1.12%	1.06%
Nonperforming assets to total assets	1.11%	0.92%	0.97%	1.04%	1.00%
Allowance for loan losses to nonperforming loans	87.25%	99.05%	98.48%	91.27%	94.78%
Allowance for loan losses to total loans	1.09%	1.06%	1.05%	1.03%	1.01%
Annualized net charge-offs to average loans	0.06%	0.12%	0.09%	0.11%	0.00%

(1)	Accruing TDRs restructured within the past six months or nonperforming
(2)	Accruing TDRs with six months or more of satisfactory payment performance
(3)	Accruing total TDRs